AUBURN NATIONAL
BANCORPORATION,
INC AND SUBSIDIARIES
EXHIBIT 31.1
CERTIFICATION
PURSUANT TO
RULE 13a-14 OF THE SECURITIES EXCHANGE ACT OF 1934,
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
CERTIFICATION
I, David A. Hedges, certify that:
1. I have reviewed this Quarterly Report on Form 10-Q of Auburn National
Bancorporation, Inc.;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material
fact necessary to make the statements made, in light of the circumstances under which such statements were made, not
misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in
all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods
presented in this report;
4. The registrant’s other
certifying officer and I are responsible for establishing and maintaining disclosure controls and
procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e))
and internal control over financial reporting (as
defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:
a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be
designed under our supervision, to ensure that material information relating to the registrant, including its
consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in
which this report is being prepared;
b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to
be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting
and the preparation of financial statements for external purposes in accordance with generally accepted
accounting principles;
c)
Evaluated the effectiveness of the registrant’s
disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered
by this report based on such evaluation; and
d)
Disclosed in this report any change in the registrant’s
internal control over financial reporting that occurred
during the registrant’s most recent fiscal quarter
(the registrant’s fourth fiscal quarter in the case of
an annual
report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control
over financial reporting; and
5. The registrant’s other
certifying officer and I have disclosed, based on our most recent evaluation of internal control over
financial reporting, to the registrant’s auditors
and the audit committee of the registrant’s
board of directors (or persons
performing the equivalent functions):
a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial
reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and
report financial information; and
b)
Any fraud, whether or not material, that involves management or other employees who have a significant role in
the registrant’s internal control over
financial reporting.
Date: August 11, 2026
/s/ David A. Hedges
President and Chief Executive Officer